As filed with the Securities and Exchange Commission on August 4, 2014
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22770
NEUBERGER BERMAN MLP INCOME FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman MLP Income Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York  10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: November 30
Date of reporting period: May 31, 2014
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The following is a copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Neuberger Berman
MLP Income Fund Inc.

Semi-Annual Report

May 31, 2014

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
SCHEDULE OF INVESTMENTS	7
FINANCIAL STATEMENTS	12
FINANCIAL HIGHLIGHTS/PER SHARE DATA	22
Distribution Reinvestment Plan	24
Directory	27
Proxy Voting Policies and Procedures	28
Quarterly Portfolio Schedule	28
Privacy Notice	Located after the Fund's Report

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present the semi-annual report for Neuberger Berman MLP Income Fund Inc., covering the six months ended May 31, 2014. The report includes portfolio commentary, a listing of the Fund's investments, and its unaudited financial statements for the reporting period.

The Fund seeks to provide total return with an emphasis on cash distributions. To pursue this objective, we have assembled a portfolio that consists primarily of Master Limited Partnerships (MLPs) and select companies that have economic characteristics substantially similar to MLPs. The portfolio management team currently emphasizes companies that they believe have the potential for growth within the midstream natural resources sector.

Thank you for your confidence in the Fund. We will continue to do our best to earn your trust in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MLP INCOME FUND INC.

Neuberger Berman MLP Income Fund Inc. Portfolio Commentary

Neuberger Berman MLP Income Fund Inc. generated an 11.74% total return on a net asset value (NAV) basis for the six months ended May 31, 2014, and outperformed its benchmark, the Alerian MLP Index, which posted an 11.62% return for the same period. (Fund performance on a market price basis is provided in the table immediately following this letter.)

Within the context of a broader stock market, Master Limited Partnerships (MLPs) performed well during the reporting period. These investments provide investors with the potential for solid yield and distribution growth. In this environment, MLP share prices headed higher.

The underlying fundamentals for MLPs also continued to be strong during the period. "The shale revolution" continues apace and to us appears to promise significant infrastructure investment opportunities that we believe will benefit our portfolio companies. In March, the INGAA Foundation (Interstate Natural Gas Association of America) updated its 2011 report on North American Energy Infrastructure capital spending through 2035. Their forecast for average midstream capital expenditures was revised up significantly from its prior forecast, from $10 billion to $30 billion per year. The report, which predicted power sector natural gas consumption to double by 2035, confirmed our existing bias for natural gas oriented MLPs.

We continue to see a growing natural gas supply in North America, coupled with increasing global demand for natural gas driven by global environmental concerns that favor natural gas as a clean-burning fuel. We believe the U.S. will become a significant exporter of natural gas in the near future and that the MLPs that we own, which supply the infrastructure to transport this fuel, will likely be meaningful beneficiaries of this development.

We remain focused on mid-stream natural gas companies and publicly traded general partnerships. We are confident that the companies inside our portfolio have the ability to consistently grow distributions over the next several years. At period-end, approximately 33% of the Fund's total assets were allocated to publicly traded General Partnership interests in MLPs versus a 0% allocation for the benchmark. When we invest in Limited Partnership (LP) interests in MLPs, we focus on LPs in the earlier stages of operation or on LPs that lack a general partner with incentive distributive rights (IDRs). In both scenarios, the exposure to the burdensome impact of IDRs is either limited or non-existent.

The Fund outperformed the benchmark (on an NAV basis) during the period in spite of a significant disappointment in the unit price performance of Boardwalk Pipeline Partners (BWP). The company had been negatively impacted by decreased demand for its pipeline serving the northeast, which now has access to more locally sourced natural gas, as well as by a slowdown in its storage business. While we were disappointed with the performance of BWP, other holdings in the portfolio delivered strong returns and more than compensated for the setback in this one position.

The use of leverage (typically a performance enhancer in a rising market but also a performance detractor in a declining market) had a positive impact on Fund performance during the six-month period and has incrementally added to the income generation that the portfolio creates.

From our perspective, the outlook for MLPs remains strong and we continue to find what we consider are excellent opportunities for investment. The ongoing low-cost-of-capital environment provides a supportive backdrop for natural gas infrastructure companies to build and to create shareholder wealth. MLP valuations are now at the upper end of their historical ranges and, in such an environment, stock picking becomes particularly important to avoid any investment in which enthusiasm has moved ahead of fundamentals. At the same time, we are finding significant value where we believe the reverse is true — where the market has not yet priced in the underlying value created by rapidly improving fundamentals. While overall prices have certainly increased, we believe fundamentals have never been this strong and we continue to be optimistic regarding MLPs as a whole. We think that, within this environment, we can deliver additional value for investors through superior stock selection.

Sincerely,

DOUGLAS RACHLIN

LEAD PORTFOLIO MANAGER

YVES C. SIEGEL
PORTFOLIO MANAGER

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund as well as the market value of Fund shares may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOL

MLP Income Fund	NML

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Investments)
Master Limited Partnerships and Related Companies	98.9%
Preferred Stocks	0.8
Short-Term Investments	0.3
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 05/31/2014
	Date*	05/31/2014	1 Year	Life of Fund
At NAV[1]	03/25/2013	11.74%	19.22%	16.51%
At Market Price[2]	03/25/2013	11.36%	5.34%	4.39%
Index
Alerian MLP Index[3]		11.62%	18.36%	15.87%

* Date of initial public offering. The Fund commenced operations on March 28, 2013.
Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the sale of Fund common shares.

The investment return and market price will fluctuate and common shares may trade at prices below NAV. Fund common shares, when sold, may be worth more or less than their original cost.

Endnotes

1  Returns based on the NAV of the Fund.

2  Returns based on the market price of Fund common shares on the NYSE MKT.

3  Please see "Description of Index" on page 6 for a description of the index.

For more complete information on Neuberger Berman MLP Income Fund Inc., call Neuberger Berman Management LLC ("Management") at (800) 877-9700, or visit our website at www.nb.com.

Description of Index

Alerian MLP Index:

The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships ("MLPs") that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. Effective June 2013, general partner ("G.P.") units were no longer included in the index.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

Schedule of Investments MLP Income Fund Inc. (Unaudited)

NUMBER OF SHARES		VALUE†
Master Limited Partnerships and Related Companies (142.2%)
Coal & Consumable Fuels (7.8%)
1,130,384	Alliance Holdings GP, L.P.	$72,683,691	µ
239,086	Alliance Resource Partners, L.P.	21,744,872	µ
		94,428,563
Gas Utilities (1.9%)
220,000	ONE Gas, Inc.	8,058,600	µ
600,000	CenterPoint Energy, Inc.	14,472,000
		22,530,600
Leisure Facilities (8.6%)
2,000,000	Cedar Fair L.P.	104,060,000	µ
Oil & Gas Storage & Transportation (112.6%)
1,900,000	Boardwalk Pipeline Partners, LP	33,231,000	@µ
4,989,388	Crestwood Equity Partners LP	70,100,901	µ
4,252,555	Crestwood Midstream Partners LP	92,705,699	µ
309,700	Enable Midstream Partners, LP	7,866,380
2,000,000	Enbridge Energy Partners, L.P.	62,000,000	µ
3,860,000	Energy Transfer Equity, L.P.	196,705,600	µ
779,700	Energy Transfer Partners, L.P.	43,912,704	µ
360,000	Enterprise Products Partners L.P.	26,935,200	µ
427,600	Midcoast Energy Partners, L.P.	9,411,476	µ
2,000,000	NGL Energy Partners LP	80,000,000	+
28,700	NRG Yield, Inc.	1,346,317	µ
613,741	NuStar Energy L.P.	35,609,253	µ
1,120,636	NuStar GP Holdings, LLC	39,222,260	µ
1,400,000	Oneok Inc.	90,286,000	µ
100,000	Plains All American Pipeline, L.P.	5,647,000	µ
9,517,251	Regency Energy Partners LP	264,579,578	µ
978,591	Southcross Energy Partners, L.P.	17,487,421	§µ
860,000	Spectra Energy Corp	34,898,800	µ
650,000	Spectra Energy Partners, LP	34,092,500	µ
235,000	Summit Midstream Partners, LP	10,577,350	µ
700,000	Teekay LNG Partners L.P.	31,010,000	µ
2,056,202	Teekay Offshore Partners L.P.	73,344,725	µ
1,400,000	Williams Companies, Inc.	65,744,000	µ
546,400	Williams Partners L.P.	29,019,304	µ
		1,355,733,468
Propane (11.3%)
785,575	AmeriGas Partners, L.P.	37,220,544	µ
2,130,000	Suburban Propane Partners, L.P.	98,874,600	µ
		136,095,144

Total Master Limited Partnerships and Related Companies (Cost $1,363,403,944)	1,712,847,775

Preferred Stocks (1.2%)
Oil & Gas Storage & Transportation (1.2%)
801,343	Southcross Energy Partners, L.P., Ser. A, Preferred (Cost $16,173,552)	13,959,395	*+§

See Notes to Schedule of Investments

Schedule of Investments MLP Income Fund Inc. (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE†
Short-Term Investments (0.4%)
4,340,806	Invesco STIT Treasury Portfolio Money Market Fund Institutional Class (Cost $4,340,806)	$4,340,806
	Total Investments (143.8%) (Cost $1,383,918,302)	1,731,147,976	##
	Liabilities, less cash, receivables and other assets [(43.8%)]	(527,281,997	)±^
	Total Net Assets Applicable to Common Stockholders (100.0%)	$1,203,865,979

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman MLP Income Fund Inc. (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities (including master limited partnerships) and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. The value of the Fund's investments in certain preferred stock is determined by Management by obtaining valuations from independent pricing services that are based on market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

The value of the Fund's investment in equity securities of publicly traded companies acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security's liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will typically be valued based on the market value of the freely tradable security less an applicable discount. Inputs used generally include the duration of the restriction period and the discount on purchase date.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund's Board of Directors (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of May 31, 2014:

Asset Valuation Inputs

Investments:	Level 1	Level 2	Level 3	Total
Master Limited Partnerships and Related Companies
Coal & Consumable Fuels	$94,428,563	$—	$—	$94,428,563
Gas Utilities	22,530,600	—	—	22,530,600
Leisure Facilities	104,060,000	—	—	104,060,000
Oil & Gas Storage & Transportation	1,275,733,468	80,000,000	—	1,355,733,468
Propane	136,095,144	—	—	136,095,144

Total Master Limited Partnerships and Related Companies	1,632,847,775	80,000,000	—	1,712,847,775
Preferred Stocks
Oil & Gas Storage & Transportation	—	13,959,395	—	13,959,395
Short-Term Investments	—	4,340,806	—	4,340,806
Total Investments	$1,632,847,775	$98,300,201	$—	$1,731,147,976

The Fund had no transfers between Levels 1, 2 and 3 during the six months ended May 31, 2014.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of May 31, 2014:

Liability Valuation Inputs

	Level 1	Level 2	Level 3	Total
Option Contracts	$(1,810,000)	$—	$—	$(1,810,000)

##  At May 31, 2014, the cost of investments for U.S. federal income tax purposes was $1,302,093,884. Gross unrealized appreciation of investments was $485,490,456 and gross unrealized depreciation of investments was $56,436,364 resulting in net unrealized appreciation of $429,054,092 based on cost for U.S. federal income tax purposes.

*  Security distributions are paid in-kind.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

+  Restricted security subject to restrictions on resale. Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempt from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be illiquid.

At May 31, 2014, these securities amounted to approximately $93,959,395 or 7.8% of net assets applicable to common shareholders of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Shareholders as of Acquisition Date	Value as of May 31, 2014	Fair Value Percentage of Net Assets Applicable to Common Shareholders as of May 31, 2014
NGL Energy Partners LP	6/5/2013	$54,600,000	5.1%	$80,000,000	6.6%
Southcross Energy Partners, L.P., Ser. A, Preferred	5/24/2013	16,173,552	1.4	13,959,395	1.2
Total		$70,773,552		$93,959,395	7.8%

§  Affiliated issuer (see Note E of Notes to Financial Statements).

±  At May 31, 2014, the Fund had outstanding call options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Boardwalk Pipeline Partners, LP	6,284	15	June 2014	$(1,571,000)
Boardwalk Pipeline Partners, LP	2,400	17.5	June 2014	(144,000)
Boardwalk Pipeline Partners, LP	1,000	18	July 2014	(65,000)
Boardwalk Pipeline Partners, LP	1,000	19	July 2014	(30,000)
Total				$(1,810,000)

@  All or a portion of this security is pledged in connection with outstanding call options written.

^  See Note A-9 in the Notes to Financial Statements for the Fund's open derivatives at May 31, 2014.

µ  All or a portion of this security is pledged in connection with the Fund's loans payable.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

MLP INCOME FUND INC.
May 31, 2014
Assets
Investments in securities, at value* (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$1,699,701,160
Affiliated issuers	31,446,816
1,731,147,976
Cash	353,384
Receivable for securities sold	1,098,726
Dividends and interest receivable	298,218
Prepaid expenses and other assets	19,169
Total Assets	1,732,917,473
Liabilities
Option contracts written, at value^ (Note A)	1,810,000
Loans payable (Note A)	405,000,000
Deferred tax liability (Note A)	117,770,407
Payable for investments purchased	2,397,280
Distributions payable—common shares	260,635
Payable to investment manager (Note B)	1,015,127
Payable to administrator (Note B)	338,375
Payable to directors	6,887
Interest payable (Note A)	82,956
Accrued expenses and other payables	369,827
Total Liabilities	529,051,494
Net Assets applicable to Common Shareholders	$1,203,865,979
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	1,000,577,621
Accumulated net investment income (loss), net of income taxes	24,453,966
Accumulated net realized gains (losses) on investments, net of income taxes	(8,048,505)
Net unrealized appreciation (depreciation) in value of investments, net of income taxes	186,882,897
Net Assets applicable to Common Shareholders	$1,203,865,979
Common Shares Outstanding ($.0001 par value; 1,000,000,000 shares authorized)	56,523,532
Net Asset Value Per Common Share Outstanding	$21.30
*Cost of Investments
Unaffiliated issuers	$1,350,812,827
Affiliated issuers	33,105,475
Total cost of investments	$1,383,918,302
^ Premium received from option contracts written	$629,379

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman

MLP INCOME FUND INC.
For the Six Months Ended May 31, 2014
Investment Income:
Income (Note A):
Dividend income from master limited partnerships and related companies (includes $775,436 from affiliated issuers (Note E))	$45,756,994
Return of capital on dividends	(43,141,451)
Net dividend income from master limited partnerships and related companies	2,615,543
Dividend income from preferred stock-affiliated issuers (Note E)	624,647
Interest income—unaffiliated issuers	554
Total income	$3,240,744
Expenses:
Investment management fees (Note B)	5,788,117
Administration fees (Note B)	1,929,372
Audit fees	23,223
Custodian fees	229,780
Insurance expense	21,395
Legal fees	110,312
Stock exchange listing fees	7,704
Shareholder reports	47,498
Stock transfer agent fees	9,854
Interest expense (Note A)	1,995,867
Directors' fees and expenses	17,250
Miscellaneous	10,573
Total expenses	10,190,945
Net investment income (loss), before income taxes	(6,950,201)
Deferred tax benefit	34,685,906
Net investment income (loss)	$27,735,705
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(12,230,523)
Deferred tax benefit	3,634,923
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	218,511,318
Affiliated investment securities	(206,200)
Option contracts written	(1,180,621)
Deferred tax expense	(110,752,041)
Net gain (loss) on investments	97,776,856
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$125,512,561

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman

	MLP INCOME FUND INC.
	Six Months Ended May 31, 2014 (Unaudited)	Period from March 28, 2013* through November 30, 2013
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations (Note A):
Net investment income (loss)	$27,735,705	$(3,281,739)
Net realized gain (loss) on investments	(8,595,600)	547,095
Change in net unrealized appreciation (depreciation) of investments	106,372,456	80,510,441
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	125,512,561	77,775,797
Distributions to Common Shareholders From (Note A):
Tax Return of Capital	(35,609,825)	(41,539,776)
From Capital Share Transactions (Note D):
Net proceeds from initial capitalization	—	100,000
Net proceeds from issuance of common shares	—	1,077,352,150
Proceeds from reinvestment of dividends and distributions	—	275,072
Total net proceeds from capital share transactions	—	1,077,727,222
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	89,902,736	1,113,963,243
Net Assets Applicable to Common Shareholders:
Beginning of period	1,113,963,243	—
End of period	$1,203,865,979	$1,113,963,243
Accumulated net investment income (loss) at end of period, net of income taxes	$24,453,966	$(3,281,739)
Distributions in excess of net investment income at end of period	$(35,609,825)	$(41,539,776)
*Commencement of operations.

See Notes to Financial Statements

Statement of Cash Flows (Unaudited)

Neuberger Berman

MLP INCOME FUND INC.
For the Six Months Ended May 31, 2014
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Shareholders resulting from operations	$125,512,561
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash used in operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(60,140,897)
Proceeds from disposition of investment securities	47,191,878
Proceeds from call options written	629,379
Purchase/sale of short-term investment securities, net	8,459,103
Decrease in dividends and interest receivable	2,131,198
Increase in prepaid expenses and other assets	(2,796)
Increase in receivable for securities sold	(1,098,726)
Increase in payable for securities purchased	2,397,280
Increase in payable to investment manager	85,100
Increase in payable to administrator	28,366
Increase in payable to directors	1,609
Increase in interest payable	59,259
Decrease in offering costs payable	(5,000)
Increase in accrued expenses and other payables	13,067
Return of capital on dividends	43,141,451
Deferred tax expense	72,431,212
Unrealized appreciation on securities	(217,124,497)
Net realized gain from investments	12,230,523
Net cash provided by operating activities	$35,940,070
Cash flows from financing activities:
Cash distributions paid on Common Shares	(35,586,686)
Cash receipts from loan	5,000,000
Cash disbursement from loan	(5,000,000)
Net cash used in financing activities	(35,586,686)
Net increase (decrease) in cash	353,384
Cash:
Beginning balance	0
Ending balance	$353,384
Supplemental disclosure
Cash paid for interest	$(1,936,608)

See Notes to Financial Statements

Notes to Financial Statements Neuberger Berman MLP Income Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: The Fund was organized as a Maryland corporation on November 16, 2012 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced operations on March 28, 2013. The Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend and distribution income is recorded on the ex-date. Distributions received from the Fund's investments in master limited partnerships or limited liability companies that have economic characteristics substantially similar to master limited partnerships (collectively, "MLPs") generally are comprised of ordinary income and return of capital from the MLPs. The Fund allocates distributions between income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. For the six months ended May 31, 2014, the Fund estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Fund has estimated approximately 6% as income and approximately 94% as return of capital.

Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4  Income tax information: The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax ("AMT") on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in its MLP investments, the Fund includes its allocable share of the MLP's taxable income or loss in computing its own taxable income or loss. The Fund's income tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Components of the Fund's deferred tax assets and liabilities as of May 31, 2014, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$37,760,826
Capital loss carryforwards	3,634,924
41,395,750
Deferred tax liabilities:
Net unrealized gains on investment securities	159,166,157
Total net deferred tax liability	$117,770,407

At May 31, 2014, a valuation allowance on deferred tax assets was not deemed necessary because the Fund believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to the Fund's estimates of future taxable income will be made in the same period that such determination is made. The Fund recognizes the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Fund's policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2014, the Fund had no uncertain tax positions.

Total income tax expense is computed by applying the federal statutory income tax rate of 35% plus a blended state rate of 2.26% to net investment loss and net realized and unrealized gains on investments for the six months ended May 31, 2014, as follows:

Application of statutory income tax rate	$66,119,652
State income taxes, net of federal tax benefit	6,311,560
Total income tax expense	$72,431,212
Net operating loss carryforwards and capital loss carryforwards are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:
Period Ended	Net Operating Loss	Expiration
November 30, 2013	$8,980,929	November 30, 2033
May 31, 2014	92,358,775	November 30, 2034
	$101,339,704

Period Ended	Capital Loss	Expiration
May 31, 2014	$9,756,114	November 30, 2019

5  Distributions to common shareholders: It is the policy of the Fund to declare quarterly and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund currently intends to pay distributions out of its distributable cash flow, which generally consists of (1) cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less (2) current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. Distributions to common shareholders relating to in-kind dividends or distributions received by the Fund on its investments will be paid in cash or additional common shares. There is no assurance that the Fund will always be able to pay distributions of a particular size. The composition of the Fund's distributions for the calendar year 2014 will be reported to Fund shareholders on IRS Form 1099DIV. Distributions to common shareholders are recorded on the ex-date.

The Fund invests a significant portion of its assets in MLPs. The distributions the Fund receives from MLPs are generally composed of income and/or return of capital, but the MLPs do not report this information to the Fund until the following calendar year. At May 31, 2014, the Fund estimated these amounts within the financial statements since the information is not available from the MLPs until after the Fund's fiscal year-end. For the six months ended May 31, 2014, the character of distributions paid to shareholders disclosed within the Statement of Changes in Net Assets is based on estimates made at that time. All estimates are based upon MLP information sources available to the Fund. Based on past experience with MLPs, it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after fiscal year-end and reported to Fund shareholders on IRS Form 1099DIV.

On March 31, 2014, the Fund declared a monthly distribution to common shareholders in the amount of $0.105 per share payable on June 30, 2014 to shareholders of record on June 16, 2014 with an ex-date of June 12, 2014. Subsequent to May 31, 2014, the Fund declared three monthly distributions to common shareholders in the amount of $0.105 per share per month, payable on July 31, 2014, August 29, 2014 and September 30, 2014, to shareholders of record on July 15, 2014, August 15, 2014 and September 15, 2014, respectively.

6  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

7  Financial leverage: In July 2013, the Fund entered into a $500 million secured, committed, margin facility (the "Facility") with Merrill Lynch Professional Clearing Corp that has a 270-day rolling term that resets daily. Under the Facility, interest is charged on LIBOR Loans at an adjusted LIBOR rate and is payable on the last day of each interest period. For the period from December 1, 2013 to May 31, 2014, the interest rate on the Facility ranged from 0.95% to 0.97%. Under the terms of the Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At May 31, 2014, the principal balance outstanding under the Facility was $405 million.

8  Concentration of risk: Under normal market conditions, the Fund will concentrate in MLPs, many of which operate in the natural resources industry. The natural resources industry includes companies involved in: exploration and production, refining and marketing, coal and metals mining, oilfield service, drilling, integrated natural gas midstream services, transportation and storage, shipping, electricity generation, distribution, development, gathering, processing and renewable resources. The focus of the Fund's portfolio on a specific group of largely interrelated sectors may present more risks than if its portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in the natural resources industry would have a larger impact on the Fund than on an investment company that does not concentrate in such industry.

9  Derivative instruments: During the six months ended May 31, 2014, the Fund's use of derivatives, as described below, was limited to written call option transactions. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Written option contracts: Premiums received by the Fund upon writing a covered call option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a covered call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Written option transactions were used in an attempt to generate incremental income for the Fund for the six months ended May 31, 2014. Written option transactions for the Fund for the six months ended May 31, 2014 were:

	Number	Value When Written
Contracts outstanding at 11/30/2013	—	$—
Contracts written	16,684	1,017,871
Contracts expired	—	—
Contracts exercised	(6,000)	(388,492)
Contracts closed	—	—
Contracts outstanding at 5/31/2014	10,684	$629,379

At May 31, 2014, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives
Derivative Type	Equity Risk	Statement of Assets and Liabilities Location
Option contracts written	$(1,810,000)	Option contracts written, at value
Total Value	$(1,810,000)

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended May 31, 2014 was as follows:

Change in Appreciation (Depreciation)
	Equity Risk	Statement of Operations Location
Option contracts written	$(1,180,621)	Change in net unrealized appreciation (depreciation) in value of: option contracts written
Total Change in Appreciation (Depreciation)	$(1,180,621)

For the six months ended May 31, 2014, the Fund had an average market value of $558,743 in written options.

10  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.75% of its average weekly Managed

Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average weekly Managed Assets under this agreement. Additionally, Management retains US Bancorp Fund Services, LLC ("USBFS") as its sub-administrator under a Sub-Administration Agreement. Management pays USBFS a fee for all services received under the Sub-Administration Agreement.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

Note C—Securities Transactions:

During the six months ended May 31, 2014, there were purchase and sale transactions of long-term securities (excluding written option contracts) of $60,866,468 and $47,191,878, respectively.

During the six months ended May 31, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Capital:

At May 31, 2014, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
56,523,532	5,535

Transactions in common shares for the six months ended May 31, 2014 and the period ended November 30, 2013 were as follows:

	For the Six Months Ended May 31, 2014	For the Period Ended November 30, 2013
Initial Capitalization	—	5,236
Initial Public Offerings	—	56,503,828
Issued through Dividend Reinvestment	—	14,468
Net Increase in Common Shares Outstanding	—	56,523,532

Note E—Investments in Affiliates(1):

	Balance of Shares Held November 30, 2013	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held May 31, 2014	Value May 31, 2014	Distributions from Investments in Affiliated Issuers	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Southcross Energy Partners, L.P.	760,000	218,591	—	978,591	$17,487,421	$775,436	$—
Southcross Energy Partners, L.P.
Series A, Preferred	774,016	27,327	—	801,343	13,959,395	624,647	—
Total					$31,446,816	$1,400,083	$—

(1)  Affiliated issuers, as defined in 1940 Act.

Note F—Recent Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board ("FASB") issued "Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 on the Fund's financial statements, Management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

MLP Income Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

	Six Months Ended May 31, 2014 (Unaudited)		Period from March 28, 2013* through November 30, 2013
Common Share Net Asset Value, Beginning of Period	$19.71		$19.10
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	0.49		(0.06)
Net Gains or Losses on Securities (both realized and unrealized)	1.73		1.45
Total From Investment Operations Applicable to Common Shareholders	2.22		1.39
Less Distributions to Common Shareholders From:
Net Investment Income	—		—
Tax Return of Capital	(0.63)		(0.74)
Total Distributions to Common Shareholders	(0.63)		(0.74)
Less Capital Charges:
Issuance of Common Shares	—		(0.04)
Common Share Net Asset Value, End of Period	$21.30		$19.71
Common Share Market Value, End of Period	$19.58		$18.18
Total Return, Common Share Net Asset Value†	11.74	%@@	7.27	%@@
Total Return, Common Share Market Value†	11.36	%@@	(5.51)	%@@
Supplemental Data/Ratios
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$1,203.87		$1,114.00
Ratios are Calculated Using Average Net Assets
Applicable to Common Shareholders
Ratio of Expenses Including Deferred Income Tax Expense#	8.14	%@	5.65	%@
Ratio of Expenses Excluding Deferred Income Tax Expense	1.79	%@	1.43	%@
Ratio of Net Investment Income (Loss) Including Deferred Income Tax Expense#	(7.57)	%@	(5.09)	%@
Ratio of Net Investment Income (Loss) Excluding Deferred Income Tax Expense	(1.22)	%@	(0.87)	%@
Portfolio Turnover Rate	3	%@@	0	%@@
Loans Payable (in millions)	$405		$405
Asset Coverage Per $1,000 of Loans PayableØ	$3,973		$3,751

See Notes to Financial Highlights

Notes to Financial Highlights MLP Income Fund Inc.
(Unaudited)

*  Commencement of operations.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares at the market price on the first day and sale of shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost.

#  For the six months ended May 31, 2014 and the period from March 28, 2013 through November 30, 2013, the Fund accrued $72,431,212 and $45,339,195, respectively, for net deferred income tax expense, which is included in these ratios on a non-annualized basis.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

@  Annualized.

@@  Not annualized.

Ø  Calculated by subtracting the Fund's total liabilities (excluding loans payable) from the Fund's total assets and dividing by the outstanding loans payable balance.

Distribution Reinvestment Plan

Computershare Trust Company, N.A. (the "Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and other distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as its then-current shares of the Fund's common stock ("Shares") are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or other distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and other distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on its Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Fund may, but is not required to, issue new Shares. If the Fund does not issue new Shares, and the net asset value per Share exceeds the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, then the Plan Agent, or a broker-dealer selected by the Plan Agent, shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for its account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate its account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of its account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and other distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and other distributions payable on Shares held in its name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or P.O. Box 30170, College Station, TX 77842-3170.

Directory

Investment Manager and Administrator

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian

U.S. Bank, National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Stock Transfer Agent

Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, NJ 07310

Plan Agent

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Overnight correspondence should be sent to:
Computershare Trust Company, N.A.
211 Quality Circle, Suite 210
College Station, TX 77845

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and, may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Rev. 12/2010

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and account balances
■ income and transaction history
■ credit history and credit scores
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions? Call 800.223.6448

This is not part of the Fund's shareholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.
What we do
How does Neuberger Berman protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.
How does Neuberger Berman collect my personal information?	We collect your personal information, for example, when you
■ open an account or provide account information
■ seek advice about your investments or give us your income information
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■Neuberger Berman doesn't jointly market.

This is not part of the Fund's shareholder report.

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Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

 N0131 07/14

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman MLP Income Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics requiring disclosure and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed on May 6, 2013).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are George W. Morriss and Candace L. Straight.  Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Only required in the annual report.
Item 5. Audit Committee of Listed Registrants.
Only required in the annual report.
Item 6. Schedule of Investments.
The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Only required in the annual report.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a) Only required in the annual report.

(b) As of the date of this filing, Mark D. Sullivan is no longer a Portfolio Manager of the Registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.
(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed on May 6, 2013).
(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.
The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman MLP Income Fund Inc.
By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President
Date: August 4, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: August 4, 2014
By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: August 4, 2014